Other Non-Current Assets	12 Months Ended
Dec. 31, 2015
Investments, All Other Investments [Abstract]
Other Non-Current Assets
11.	OTHER NON-CURRENT ASSETS

Other non-current assets consisted of the following:

	December 31, 2015	December 31, 2014
Available-for-sale equity securities	11	11
Trading equity securities	8	8
Long-term State receivables	403	513
Long-term receivables from third parties	1	5
Prepaid for pension	8	9
Deposits and other non-current assets	28	30

Total	459	576

Long-term State receivables include receivables related to funding and receivables related to tax refund. Funding are mainly public grants to be received from governmental agencies in Italy and France as part of long-term research and development, industrialization and capital investment projects. Long-term receivables related to tax refund correspond to tax benefits claimed by the Company in certain of its local tax jurisdictions, for which collection is expected beyond one year.